UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2017

SCIENTIFIC GAMES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	81-0422894
(State of incorporation)	(IRS Employer
Identification No.)

0-13063
(Commission File Number)

6650 S. El Camino Road,
Las Vegas, Nevada 89118
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CPR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act.   ☐

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 14, 2017, Scientific Games Corporation (the “Company”) held its annual meeting of stockholders.

At the annual meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) approved, on an advisory basis, conducting advisory votes on the compensation of the Company’s named executive officers every year; and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending December 31, 2017. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on May 1, 2017.

The voting results are as follows:

Proposal 1: Election of Directors

	For	Withheld	Broker Non-Votes
Ronald O. Perelman	72,720,281	1,741,499	5,862,981
Kevin M. Sheehan	72,891,801	1,569,979	5,862,981
Richard M. Haddrill	71,914,128	2,547,652	5,862,981
M. Gavin Isaacs	72,330,830	2,130,950	5,862,981
Peter A. Cohen	68,064,583	6,397,197	5,862,981
Gerald J. Ford	67,651,935	6,809,845	5,862,981
David L. Kennedy	70,569,871	3,891,909	5,862,981
Judge Gabrielle K. McDonald	73,893,874	567,906	5,862,981
Paul M. Meister	72,939,467	1,522,313	5,862,981
Michael J. Regan	66,727,204	7,734,576	5,862,981
Barry F. Schwartz	73,153,091	1,308,689	5,862,981
Frances F. Townsend	72,722,058	1,739,722	5,862,981
Viet D. Dinh	70,435,314	4,026,466	5,862,981

Proposal 2: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
74,179,000	256,326	26,454	5,862,981

Proposal 3: Approval, on an Advisory Basis, of the Frequency of Advisory Votes on Compensation of the Company’s Named Executive Officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
70,631,465	20,108	3,791,510	18,697	5,862,981

The Board of Directors of the Company considered the recommendation of stockholders and intends to conduct an annual advisory stockholder vote on the compensation of the Company’s named executive officers until the next required advisory vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Proposal 4: Ratification of Appointment of Deloitte & Touche LLP

For	Against	Abstain
79,889,479	422,642	12,640

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: June 20, 2017	By:	/s/ Michael A. Quartieri
Name: Michael A. Quartieri
Title: Executive Vice President, Chief Financial
Officer, Treasurer and Corporate Secretary